Exhibit 99

CONSULTING AND ADVISORY SERVICES AGREEMENT

THIS CONSULTING AND ADVISORY SERVICES AGREEMENT (this “Agreement”) is entered into and effective as of the 15th day of February, 2019 (the “Effective Date”), by and between WCCventures, LLC, a Virginia limited liability company having a principal place of business at 5309, Matoaka Road, Richmond, VA 23226 (the “Consultant”) and Applied Energetics Inc., a Delaware corporation (the “Company”). The Consultant and the Company are sometimes individually referred to herein as a “Party,” and collectively as the “Parties.”

WHEREAS, the Company desires to engage the Consultant to provide the Company with advisory and consulting services pertaining to structuring and conducting one or more financing transactions in accordance with the terms and conditions set forth herein; and

WHEREAS, the Consultant, which has an appropriate background and capacity to provide such services, desires to be engaged by and provide such services to the Company on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration for the mutual terms and covenants contained herein, the Parties hereby agree as follows:

1.             Purpose. The Company hereby engages the Consultant on a non-exclusive basis for the Term, as defined under Section 4 below, to render advisory and consulting services to the Company, relating to the structuring and conduct of financing transactions, upon the terms and conditions set forth herein.

2.             Description of Advisory and Consulting Advisory Services.

2.1.                The Consultant shall, generally, on a non-exclusive basis, as an advisor and consultant, provide the Company with the following advisory and consulting services (the “Services”):

2.1.1.      Assist the Company in marketing and improving its corporate presence to better enable the Company to raise capital to fund its operations through private placements of equity or debt or otherwise, including establishing relationships with individuals and other prospective investors to evaluate a possible investment in the Company and to provide guidance regarding funding structure and terms;

2.1.2.      Review the Company’s business plan and corporate strategy and provide advice relating thereto; and

2.1.3.      Meet regularly (in person or telephonically) with the Company’s Principal Executive Officer (or an executive officer of similar function) as needed, and any other persons deemed appropriate by the Consultant or the Company, to review the Company’s long-term and short-term financing objectives.

3.             Compensation. As consideration for the Services described under Section 2 of this Agreement, the Company hereby agrees to pay to the Consultant or its designee(s), and the Consultant hereby agrees to accept from the Company, cash at a rate of $30,000 per month during the Term (as hereinafter defined) of this Agreement. The initial monthly payment shall be payable on the Effective Date, and thereafter, subsequent payments shall be made on the 15th day of each month during the Term.

4.             Term. The initial term (the “Term”) of this Agreement shall be for a period of six months from the Effective Date, subject to its earlier termination for any reason or no reason by either Party upon fifteen (15) calendar days’ prior written notice (except as provided in the immediately following sentence). Notwithstanding the foregoing, the Consultant may not terminate this Agreement if the Consultant has been timely compensated by the Company pursuant to Section 3 above. Any termination of this Agreement for any reason, or no reason, shall not have any effect on the obligation of the Company to reimburse the Consultant for any costs and expenses, if any, previously approved, by the Company in writing, or the obligation of the Consultant to preserve and hold and to cause its employees and agents to hold all information, in whatever form, provided by the Company not otherwise previously made public by the Company in trust and confidence for the benefit of the Company, and not to use any of such information for any purpose whatsoever after the termination of this Agreement. The Term of this Agreement may be extended for additional periods of six months each by mutual agreement of the parties in writing.

5.             Representations of the Consultant. The Consultant represents and warrants to the Company as of the date hereof as follows:

5.1.                 Authority. The Consultant is a limited liability company duly organized, validly existing and in good standing under the laws of the state in which it is organized. The Consultant has all requisite power and authority to execute, deliver and perform all of its obligations under this Agreement. The Consultant’s execution, delivery and performance of this Agreement have been duly and validly authorized by all necessary action on the part of the Consultant, and no third party consent or authorization is needed on the part of the Consultant to execute, deliver and perform all of its obligations hereunder. This Agreement constitutes the legal, valid and binding obligation of the Consultant enforceable in accordance with its terms against the Consultant.

5.2.                 No Restrictions against Performance. Neither the execution, delivery or performance of this Agreement by the Consultant will, with or without the giving of notice or the passage of time, or both, violate any provisions of, conflict with, result in a breach of, constitute a default under, or result in the creation or imposition of any lien or condition under: (i) any and all organizational documents of the Consultant, including its articles of organization, as same may be amended, operating agreement, as same may be amended; (ii) any federal, state or local law, statue, ordinance, rule or regulation which may be applicable to the Consultant; (iii) any contract, instrument or agreement by which the Consultant is bound; (iv) any order, judgment, writ, injunction, decree, license, permit or other authorization of any federal, state or local court, governmental agency or quasi-governmental agency by which the Consultant is or may be bound or subject.

5.3.                 Release of Information about the Company; Related Matters. The Consultant shall not release any financial or other information or data about the Company without the express prior consent and approval of the Company, which consent and approval shall only be evidenced by the signature of the Company’s President or Principal Executive Officer on such release. Notwithstanding the foregoing, the Consultant may disclose information pursuant to any judicial order, requirement of a governmental agency or by operation of law. The Consultant shall not conduct any meetings with any prospective investors without the express prior consent and approval of the Company of the proposed meeting and the format or agenda of such meeting, in which case, if approved, the Company may elect to have a representative attend such meeting.

5.4.                 Regulatory Matters. Neither the Consultant nor any of its managers, officers, directors, members or affiliates nor any person or entity with whom the Consultant may seek assistance in performing its duties hereunder is subject to any action, proceeding, investigation or inquiry by any federal and/ or state regulatory authority or quasi- regulatory authority nor is any such action, proceeding, investigation or inquiry pending or, to the best knowledge of the Consultant, threatened against the Consultant and/ or any of its managers, officers, directors, members, or affiliates nor any person or entity with whom the Consultant may seek assistance in performing its duties hereunder.

6.             Representations of the Company. The Company represents and warrants to the Consultant as of the date hereof that the Company is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated. The Company has all requisite power and authority to execute, deliver and perform all of its obligations under this Agreement. The Company’s execution, delivery and performance of this Agreement have been duly and validly-authorized by all necessary action on the part of the Company, and no third-party consent or authorization is needed on the part of the Company to execute, deliver and perform all of its obligations hereunder.

7.             Confidentiality. Although the Parties do not contemplate that the Consultant will be in possession of any non-public information during the term of this Agreement, in the event that during the course of performing the Services, Consultant comes into possession of any information, in whatever form, provided by the Company which has not been previously made public by the Company, Consultant agrees, on behalf of itself and its employees and agents, to keep and hold such non-public information in the strictest trust and confidence for the benefit of the Company, and not to use any such information for any purpose during or after the Term of this Agreement, or its earlier expiration, other than in furtherance of the performance of its duties hereunder. Upon request of the Company, the Consultant shall promptly return, and shall cause its employees and agents to promptly return to the Company any printed non-public information provided by the Company in whatever form, including e-mail correspondence and notes in whatever form made by the Consultant, its employees, and agents concerning the Company, and not retain any copies thereof.

8.             Indemnification. Each of the Parties hereto agrees to indemnify and hold harmless the other Party and its officers, directors, employees, agents, affiliates and equity owners from and against any and all claims, demands, actions, suits, proceedings, losses, damages (including reasonable attorneys’ fees and costs) arising out of or relating to any breach by either Party of any of the terms and conditions of this Agreement or of any breach of their respective representations and warranties, and in the case of the Consultant, as a result of its negligence or intentional misconduct in disseminating information regarding the Company or otherwise in its provision of services to the Company under this Agreement.

9.             Miscellaneous.

9.1.          Relationship of Parties. The Consultant agrees and acknowledges that in performing the Services pursuant to this Agreement, the Consultant shall be acting as an independent contractor with respect to the Company, and not as an employee, agent, partner or joint venturer of the Company. This Agreement does not establish any partnership, joint venture, or other business entity or association between the Parties and neither Party is intended to have any interest in the business or property of the other (other than in the case of the Consultant, becoming a shareholder in the Company). Nothing in this Agreement constitutes a hiring or employment arrangement. In no event shall Consultant have any power or authority to bind the Company in any manner.

9.2.          Assignment. This Agreement and the rights and obligations of the Parties hereunder may not be assigned by either Party in whole or in part without the express prior written consent of the other Party hereto, which consent may be withheld without any liability to such Party, its officers, directors, employees, agents, affiliates and equity owners.

9.3.          Successors and Assigns. The provisions of this Agreement shall be deemed to obligate, extend to and inure to the benefit of the successors of each of the Parties to this Agreement, if any, and permitted assigns, if any.

9.4.          Survival of Representations and Warranties. Notwithstanding the termination of this Agreement, the representations and warranties of each of the Parties with respect to confidentiality matters under Section 9 and the indemnity provisions under Section 10 hereof shall survive the termination of this Agreement.

9.5.          Waiver of Breach. The waiver by either Party of a breach of any provision of this Agreement by the other Party shall not operate or be construed as a waiver of any subsequent breach by the other Party.

9.6.          Notices. Any notice required or desired to be given under this Agreement or pursuant hereto shall be in writing and shall be deemed given and shall be effective upon actual receipt if delivered by hand, or sent by certified or registered U.S. mail, postage prepaid, and return receipt requested, or by prepaid overnight express service, or via telecopier.

9.7.          Entire Agreement; Execution in Counterparts. This Agreement contains the entire agreement of the Parties hereto as to the subject matter hereof and may be modified or changed only by an agreement in writing signed by the Party against whom enforcement of any modification or change is sought. If any provision of this Agreement is declared void, such provision shall be deemed severed by this Agreement, which shall otherwise remain in full force and effect. This Agreement may be executed in counterparts.

9.8.          Title and Headings. Titles and headings to Sections and sub-paragraphs are for convenience of reference only and are not intended to affect the meaning or interpretation of this Agreement.

9.9.          Expenses. Each of the Parties hereto agrees to bear its own costs, attorney’s fees and related expenses associated with the negotiation of this Agreement.

9.10.        Governing Law; Jurisdiction and Venue. This Agreement shall be governed by and construed solely in accordance with the laws of the State of New York, without giving effect to its conflict or choice of law principles. Jurisdiction and venue for any action and/or proceeding relating to or arising out of this Agreement shall be solely in the federal and/or state courts located in New York County, New York.

IN WITNESS WHEREOF, the Parties have executed this Consulting Advisory Services Agreement as of the date first set forth above.

COMPANY:

APPLIED ENERGETICS, INC.

By:
Name:
Title:

THE CONSULTANT:

WCCVENTURES, LLC

By:
Name:
Title:

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